                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.________)



Filed by the registrant        [X]

Filed by a party other than the registrant   [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement

[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         RUSHMORE FINANCIAL GROUP, INC.
                (Name of Registrant as Specified in Its Charter)






  ----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-06(i)(4) and 0-11

(1)  Title of each class of securities to which transaction applies:

----------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

----------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

----------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------

(5)  Total fee paid:

----------------------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


(1)  Amount previously paid:

----------------------------------------------------------------------

(2)  Form, schedule or registration statement no.:

----------------------------------------------------------------------

(3)  Filing party:

----------------------------------------------------------------------

(4)  Date Filed:

----------------------------------------------------------------------

                         RUSHMORE FINANCIAL GROUP, INC.



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                   MAY 5, 2000




       NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of RUSHMORE FINANCIAL GROUP, INC. (the "Company") will be held on Friday, May 5, 2000 at 1:00 p.m., local time, at The University Club, Galleria, located at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, for the following purposes:

     1) To elect a class of three members of the Board of Directors to serve until the 2002 annual meeting of shareholders or until their respective successors are duly elected and qualified;

     2) To ratify the appointment of GRANT THORNTON, L.L.P. as the Company's auditors; and

     3) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.


       Only holders of record of Common Stock of the Company on March 15, 2000 will be entitled to vote at the meeting. For a period of at least ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be open to the examination of any stockholder during ordinary business hours at the Company's offices at 13355 Noel Road, One Galleria Tower, Suite 650, Dallas, Texas 75240.


                                     By Order of the Board of Directors


                                     /s/ D. M. (RUSTY) MOORE, JR.
                                     -------------------------------------
                                     D. M. (Rusty) Moore, Jr.
                                     President and Chief Executive Officer



April 3, 2000




--------------------------------------------------------------------------------
You are cordially invited to attend the meeting in person. If you plan to be present, please sign, date and mail the enclosed proxy promptly. If you attend the meeting, you may vote in person or by your proxy.

                         RUSHMORE FINANCIAL GROUP, INC.

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS


                                   MAY 5, 2000


         The Board of Directors of Rushmore Financial Group, Inc. (the "Company") furnishes this proxy statement in connection with a solicitation of proxies. The proxies solicited in connection with this proxy statement will be used at the annual meeting of shareholders of the Company to be held on Friday, May 5, 2000 at 1:00 p.m., local time, at The University Club, Galleria, located at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as specified therein. If the enclosed form of proxy is executed and returned, it may be revoked by written notice to either of the persons named as a proxy or the Secretary of the Company at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This proxy statement and the enclosed forms of proxy are being mailed on or about April 3, 2000.

         The Company's principal executive office is located at 13355 Noel Road, One Galleria Tower, Suite 650, Dallas, Texas 75240, and its telephone number is 972-450-6000.

         At the close of business on March 15, 2000, (the "Record Date"), the Company had outstanding and entitled to vote 3,713,593 shares of Common Stock, $.01 par value (the "Common Stock"). The holders of record of such shares on such date will be entitled to one vote at the annual meeting for each share held by them. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the annual meeting will constitute a quorum for the vote of Common Stock.

         The Annual Report to shareholders for the year ended December 31, 1999, including financial statements, is enclosed with this proxy statement.

                            MATTERS TO BE ACTED UPON

         As of the date of this proxy statement, the Board of Directors of the Company knows of no other matters other than Proposal 1 and Proposal 2, described below, which are likely to be presented for consideration at the annual meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the meeting. Votes will be counted at the meeting by an election judge to be appointed by the Company prior to the meeting. An abstention or non-vote on a matter will not be counted for purposes of determining whether the required vote necessary to approve such matter was received.

PROPOSAL 1 - ELECTION OF DIRECTORS

         At the annual meeting, the holders of Common Stock will be asked to consider and act upon a resolution to elect a class of three members of the Board of Directors. Directors will be elected by a plurality of votes.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

         At the annual meeting, the holders of Common Stock will be asked to ratify the Board of Directors appointment of GRANT THORNTON, L.L.P. as the Company's independent auditors for the year ending December 31, 2000. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock outstanding as of the Record Date, and that voted for or against or expressly abstained, is necessary to ratify such appointment. Accordingly, if a shareholder abstains from voting certain shares on the ratification, or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee holder is not able to vote such shares, it will have the effect of a negative vote.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the meeting, a class of three directors is to be elected to hold office until the 2003 annual meeting of shareholders or until their successors are elected and qualified. The Company's Articles of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, equal or approximately equal in number, serving staggered three year terms, and that the number of directors constituting the Board of Directors shall be not less than three nor more than twenty-one, as established by resolution of the Board of Directors or by the vote of holders of at least 66 2/3% of the Common Stock. The Board of Directors is now comprised of nine members, as fixed by the Board of Directors, with each class consisting of three members.

         Proxies may not be voted for a greater number of persons than the number of nominees named in this proxy statement. It is the intention of the persons named in the enclosed form of proxy to vote such proxies FOR the election of the nominees named below unless authorization is withheld on the proxy. Management does not contemplate that any nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another nominee to be selected by management.

         The enclosed form of proxy provides a means for holders of Common Stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of Common Stock does not specify otherwise, the shares represented by such shareholder's proxy will be voted for the nominees listed therein or, as noted above, for other nominees selected by management. The withholding of authority or abstention will have no effect upon the election of directors by holders of Common Stock because under Texas law directors are elected by a plurality of the votes cast, assuming a quorum is present. The presence of a majority of the outstanding shares of Common Stock will constitute a quorum, and the shares held by each holder of Common Stock who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE THREE NOMINEES TO THE BOARD OF DIRECTORS IDENTIFIED BELOW.


                                   MANAGEMENT


DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

         The following table provides information as of March 23, 2000, with respect to each of the Company's directors continuing in office, nominees for director and executive officers, and certain key employees of the Company as well as their respective ages and positions are as follows:

                                                                                                  SERVED AS EXECUTIVE
                                                                                                  OFFICER, DIRECTOR OR
      NAME                                  AGE               POSITION                            KEY EMPLOYEE SINCE
      ----                                  ---               --------                            ------------------

DIRECTOR NOMINEES
CLASS OF NOMINEES FOR WITH TERMS EXPIRING IN 2003
Mark S. Adler                               46                Director                                    1997
W. Thomas Fraser, III                       52                Director                                    2000
Gayle C. Tinsley(1)                         69                Director and Chief                          1998
                                                              Operations Officer

DIRECTORS CONTINUING IN OFFICE

CLASS OF DIRECTORS WITH TERMS EXPIRING IN 2001

William C. Keane(1) (2) (3)                 70                Director                                    1998
John A. Vann(4)                             52                Chief Investment Officer,                   1999
                                                              Rushmore Financial Group,
                                                              Inc., Chief Executive
                                                              Officer, Rushmore
                                                              Investment Advisors, Inc.
                                                              and Director

CLASS OF DIRECTORS WITH TERMS EXPIRING IN 2002

James M. Fehleison(2)(3)                    41                Director                                    1998
Timothy J. Gardiner                         45                Director                                    1997
D. M. (Rusty) Moore, Jr.(1)                 50                Chairman, President                         1990
                                                              Chief Executive Officer
                                                              and Director

OTHER EXECUTIVE OFFICERS

Randolph W. Farmer, CFP                     46                President, Rushmore                         1999
                                                              Securities Corporation
Jack A. Williams                            64                President, Rushmore                         1999
                                                              Insurance Services, Inc.

KEY EMPLOYEES
Kevin M. Burke, CFA                         32                Director of Marketing for                   1999
                                                              RushTrade.com
Andrew B. Hayes                             29                Director of RushTrade.com                   1999
John H. Moore, III                          28                Director of Information                     1998
                                                              Systems
Joe A. Prather, CLU                         63                Director of RushQuote.com                   1998
Howard M. Stein, CPA                        51                Controller                                  1995

----------------------------------------

(1)      Member of Executive Committee.

(2)      Member of Audit Committee.

(3)      Member of Compensation Committee.

(4)      Member of Investment Committee.


         Mark S. Adler has served as a Director of the Company since April 1997 and a Director of Rushmore Life Insurance Company since 1996. He has served as President and a co-founder of A&R Associates, Inc., since 1984, a company that markets insurance and investment services to Public Safety Unions throughout California.

         Kevin M. Burke, CFA, has served as the Director of Marketing and Training for RushTrade.com since March 1999. Prior to joining Rushmore, he was a Registered Representative with Ellsworth Investments, Inc. and The Principal/Eppler, Guerin & Turner, Inc. He is a Certified Financial Analyst.

         Randolph W. Farmer, CFP, has served as President of Rushmore Securities Corporation since November 1999. Prior to joining Rushmore, he was the Managing Director of Mercantile Business Growth, Inc., a private investment banking firm. He is a Certified Financial Planner.

         James M. Fehleison, CPA has served as a Director of the Company since April 1998. He is former Chief Financial Officer of First Southwest Holdings, Inc. Prior to this position, he was the Chief Financial Officer of the corporate services division of Fidelity Investments and he was a Senior Vice President and Controller of Rauscher Pierce Refsnes, Inc. He is a Certified Public Accountant.

         Timothy J. Gardiner has served as a Director of the Company since April 1997 and has served as Regional Marketing Director of Rushmore Securities Corporation since November 1998. He formerly served as a Regional Director of Managed Economics for Doctors, Inc., a company engaged in financial planning for members of the medical profession.

         William Thomas Fraser, III has served as Director of the Company since March 2000. He is currently the CEO of Hartford Mortgage Services, Inc. Prior to this position, he was a Senior Vice President of Stemmons Northwest Bank, N.A.

         Andrew B. Hayes has served as the Managing Director of RushTrade.com since March 1999. Prior to joining Rushmore, he was a Branch Manager, General Securities Principal and Vice President of Options Trading with Summit Trading, Inc.

         William C. Keane has served as a Director of the Company since July 1998. He is currently retired, but has over 20 years experience in insurance and securities, serving as President of A.L. Williams Corp. and A.L. Williams Life Insurance Company for eight years, Vice President and General Manager of Massachusetts Indemnity Life, a subsidiary of Penn Corp. Financial, Inc. for approximately two years and as Senior Vice President for over ten years for National Home Life Assurance Company, a subsidiary of National Liberty Corp.

         D. M. (Rusty) Moore, Jr., is the primary founder and Chief Executive Officer of Rushmore Financial Group, Inc. and has been President since its formation in 1990. Prior to this position, he was a senior vice president and national sales director of Primerica Financial Services, an insurance and securities marketing organization now a division of CitiGroup.

         John H. Moore, III has served as the Director of Information Systems since April 1998. Prior to joining Rushmore, he was a consultant for Ernst & Young in San Francisco and Cheshier and Fuller, Inc., PC in Dallas, specializing in accounting software systems.

         Joe A. Prather, CLU, has served as the Managing Director of RushQuote.com since February 1998. Prior to joining Rushmore, he was the owner of Life Search, a direct mail life insurance marketing company. He is a Chartered Life Underwriter.

         Howard M. Stein, CPA, has served as Controller of the Company since February 1995. Prior to joining Rushmore, he was a Controller for First Gibraltar Bank and FTS Life Insurance Agency, Inc. He is a Certified Public Accountant.

         Gayle C. Tinsley has served as a Director since April 1998 and Vice Chairman and Chief Operations Officer since 1999. Prior to joining Rushmore, he served as a consultant to small businesses in the areas of business and marketing plan development and capital funding. Prior to this position, he was Vice President of Sales, Marketing and Technical Services of VMX Corporation, and is a former President and Chief Executive Officer of Docutel/Olivetti Corporation. He has held management positions with Xerox Corporation, Recognition Equipment, Inc. and IBM Corporation.

         Jack A. Williams has served as President of Rushmore Insurance Services, Inc., since July 1999. Prior to joining Rushmore, he served as a Marketing Officer with several United States insurance companies, specializing in life insurance and annuities, including the office of Vice President of Marketing with Southland Life Insurance Company, a subsidiary of ING, U.S.

         John A. Vann has served as a Director and Chief Investment Officer of Rushmore Financial Group, Inc., and as Chief Executive Officer of Rushmore Investment Advisors, Inc. since June 1999. Prior to joining Rushmore, Mr. Vann formerly served as President of The John Vann Company from 1996 to July 1999. He also served as Senior Vice President of Dean Witter Reynolds, Inc. and E. F. Hutton & Co. He is the author of "Leadership Investing" (McGraw Hill, 1997), received the DALBAR Certificate for Excellence in 1998, and has been involved in the securities and investment consulting services industries since 1972.

COMMITTEES OF DIRECTORS

         The Board of Directors has the following committees:


                  COMMITTEE                     MEMBERS
                  ---------                     -------

                  Executive                D. M. (Rusty) Moore, Jr. - Chairman
                                           William C. Keane
                                           Gayle C. Tinsley

                  Audit                    James M. Fehleison - Chairman
                                           William C. Keane

                  Compensation             William C. Keane - Chairman
                                           James M. Fehleison

                  Investment               John A. Vann - CIO
                                           James M. Fehleison



         The Executive Committee conducts the normal business operations of the Company except for certain matters reserved to the Board of Directors. The Audit Committee recommends an independent auditor for the Company, consults with such independent auditor and reviews the Company's financial statements. The Compensation Committee approves the compensation of officers and key employees for the Company and the granting of stock options. The Investment Committee establishes investment policies, procedures and criteria for the Company's invested assets.


EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

         The Company pays each non-employee, independent director a fee of $2,500 per year, plus a meeting fee of $250 for each Board meeting attended, and automatically grants to each director non-qualified stock options for 2,500 shares of Common Stock per year.


EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Company for services rendered during the fiscal years ended December 31, 1999, 1998, and 1997, and the number of options granted, to the Chief Executive Officer of the Company and each other executive officer of the Company whose total cash compensation for the fiscal year ended December 31, 1999 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                             Long-Term
                                                                                          Compensation-
                                                                                            Securities
                                                                                            Underlying
    Name and Principal                                                                      Options or
         Position            Year           Salary            Bonus (1)      Other (2)        Warrants
-------------------------    ----          --------           ---------      ---------    --------------

D. M. (Rusty) Moore, Jr.     1999          $138,000             $0             $73,212         29,972
Chief Executive Officer      1998           148,003              0              79,265              0
                             1997            79,023              0              74,365          7,083

James W. Clark               1999            78,000              0              98,707         11,164
Former President,            1998           146,394              0              38,321              0
Rushmore Securities          1997             9,863              0             128,532          6,458
Corporation

Robert W. Hendren            1999           108,000              0                   0         25,000
Former Chief Financial       1998            99,000              0                   0         15,000
Officer

John A. Vann                 1999            49,833         25,643              26,027              0
Chief Executive Officer,
Rushmore Investment
Advisors, Inc.

----------------------

(1)      Performance bonus for division profitability.

(2)      Commissions paid for the sale of securities and insurance.




                             OPTION/SAR GRANT TABLE
                 (OPTION/WARRANT/SAR GRANTS IN LAST FISCAL YEAR)

                                Number of         Percent of
                                Securities           Total
                                Underlying      Option/Warrant                       Market Price
                                Options or        Granted to       Exercise or         on Date
                                Warrants         Employees in      Base Price         of Grant      Expiration
            Name                Granted           Fiscal Year        ($/Sh)            ($/Sh)          Date
-----------------------------   ----------      --------------     -----------       ------------   ----------
D. M. (Rusty) Moore, Jr.              704           0.36%            $1.875             $1.875      01/01/2008
                                   29,268          15.05%            $1.875             $1.875      01/01/2008

James W. Clark                      1,408           0.72%            $1.875             $1.875      01/01/2008
                                    9,756           5.02%            $1.875             $1.875      01/01/2008

Robert W. Hendren                  15,000           7.71             $1.625             $1.625      01/01/2008

          AGGREGATED OPTION/WARRANT/GRANT/SAR EXERCISES IN LAST FISCAL
                 YEAR AND FY-END OPTION/WARRANT/GRANT/SAR VALUES



                                                             Number of Securities       Value of Unexercised
                                                            Underlying Unexercised      In-The-Money Options/
                                                           Options/Warrants/Grants/       Warrants/Grants/
                                Shares                       SARs at 1999 FY-End         SARs at 1999 FY-End
                               Acquired        Value                   #                         $
                              on Exercise     Realized           Exercisable /              Exercisable /
            Name                   #             $              Unexercisable               Unexercisable
----------------------------- -----------     --------     ------------------------     ---------------------

D. M. (Rusty) Moore, Jr.           0             0                  13,076                     $5,400
                                                                    23,979                     $5,995

James W. Clark                     0             0                   8,690                      4,332
                                                                     8,932                      2,233

Robert W. Hendren                2,000        11,675                 5,000                      5,550
                                                                    33,000                     18,150




EMPLOYMENT AGREEMENTS

         The Company has entered into employment agreements with D. M. (Rusty) Moore, Jr. and John A. Vann for three-year periods that are renewed monthly or annually. Such agreements are terminable only upon death, disability or for good cause, including resignation. Upon termination for any other reason, the executive is entitled to receive three year's severance pay.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 25, 2000, for (1) each person known by the Company to own beneficially 5% or more of the Common Stock, (2) each director and executive officer of the Company and (3) all directors and executive officers of the Company as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified in the table possesses sole voting and investment power with respect to its or his shares. The addresses of all such persons are in care of the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

                                                                       PERCENTAGE
              NAME                                 SHARES               OF CLASS
              ----                                --------             ----------
       D. M. (Rusty) Moore, Jr.        (1)         585,309               15.6%
       John A. Vann                    (2)         597,405               16.1%
       Mark S. Adler                   (3)         193,260                5.2%
       Timothy J. Gardiner             (4)          25,174                0.7%
       Robert W. Hendren               (5)          40,000                1.1%
       Gayle C. Tinsley                (6)          31,000                0.8%
       William Thomas Fraser, III                   10,100                0.3%
       James M. Fehleison              (7)          10,000                0.3%
       William C. Keane                (7)           7,000                0.2%
       All executive officers          (8)
       and directors as a group                  1,499,248               39.2%
       (9 persons)


---------------------------

(1) Includes options to purchase 37,055 shares of Common Stock and 7,629 shares held of record by Mr. Moore's spouse.

(2) Includes 47,405 shares as contingent consideration due under certain conditions contained in The John Vann Company purchase agreement.

(3)  Includes options to purchase 4,000 shares of Common Stock.

(4)  Includes options to purchase 3,204 shares of Common Stock.

(5) Includes options to purchase 30,000 shares of Common Stock and grants of 6,000 shares of Common Stock. Neither the options nor the grants are presently vested.

(6)  Includes options to purchase 17,000 shares of Common Stock.

(7)  Includes options to purchase 5,000 shares of Common Stock.

(8) Includes options to purchase 101,259 shares of Common Stock and grants of 6,000 shares of Common Stock.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company believes that all of the transactions set forth below were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal shareholders and affiliates, will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

         D. M. (Rusty) Moore, Jr., the Company's President and Chief Executive Officer, owns 100% of Rushmore Agency, due to provisions of the Texas Insurance Code that prohibit ownership of life insurance agencies by corporations. Pursuant to an agreement between Mr. Moore and the Company, Rushmore administers all activities of the agency, and all revenues and expenses of the agency are passed through to the Company. Mr. Moore has also granted the Company an irrevocable option for the Company to appoint any other qualified person to acquire Rushmore Agency on its behalf.

         On August 27, 1999 the Company agreed to loan John A. Vann ("Vann") the sum of $360,000. Mr. Vann is Chief Executive Officer of Rushmore Investment Advisors, Inc. and Chief Investment Officer of Rushmore Financial Group, Inc. The principal amount of the loan is being advanced in monthly increments of $30,000 that bear interest at 9%. Principal is due eighteen months from the date of the note. Interest is due in two installments, twelve and eighteen months from the date of the note. The note is secured by 500,000 shares of common stock of the Company. The outstanding balance at March 31, 2000 was $240,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under U.S. securities laws, directors, certain executive officers, and persons holding more than 10% of the Company's common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports and the Company must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on its review of copies of the reports filed with the Securities and Exchange Commission and written representations of its directors and executive officers, the Company believes all persons subject to reporting filed the required reports on time in 1998.


                                   PROPOSAL 2
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed GRANT THORNTON, L.L.P. to serve as the Company's independent auditors for the year ending December 31, 2000. The shareholders are being asked to ratify the Board's appointment. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock outstanding as of the Record Date, and that voted for or against or expressly abstained, is necessary to ratify such appointment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.


                          SHAREHOLDER PROPOSALS FOR THE
                       2001 ANNUAL MEETING OF SHAREHOLDERS


         The Company must receive proposals of shareholders at its principal executive office at 13355 Noel Road, Suite 650, Dallas, Texas 75240, by January 1, 2001, for the inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of shareholders.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


         GRANT THORNTON, L.L.P. served as the Company's principal independent public accountants for 1999, and has been appointed by the Company to serve in 2000, subject to ratification by the shareholders at the annual meeting. Representatives of KPMG LLP are expected to be present at the 2000 Annual Meeting of shareholders, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                                  OTHER MATTERS


         The Company will pay the cost of solicitation of proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and employees of the Company may solicit the return of proxies by telephone, telegram or personal interviews.



                                     By Order of the Board of Directors


                                     /s/ D. M. (RUSTY) MOORE, JR.
                                     -------------------------------------
                                     D. M. (Rusty) Moore, Jr.
                                     President and Chief Executive Officer

April 3, 2000

                               COMMON STOCK PROXY
                         RUSHMORE FINANCIAL GROUP, INC.
    THIS COMMON STOCK PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Rushmore Financial Group, Inc. (the "Company") to be held at The University Club, Galleria, located at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, on Friday, May 5, 2000, beginning at 1:00 p.m., local time, and the Proxy Statement in connection therewith and (2) appoints D. M. (Rusty) Moore, Jr. and Gayle C. Tinsley, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

         I, the undersigned, direct that this proxy be voted as follows:

1. ELECTION OF DIRECTORS:

   [ ] FOR ALL NOMINEES LISTED BELOW                   [ ] WITHHOLD AUTHORITY TO VOTE FOR           [ ] ABSTAIN FROM VOTING
       (EXCEPT AS MARKED TO THE CONTRARY BELOW)            ALL NOMINEES LISTED BELOW

   Mark S. Adler, William Thomas Fraser, III and Gayle C. Tinsley


(To vote for any other individual nominee, write that nominee's name on the line provided below.)


--------------------------------------------------------------------------------

2. RATIFY APPOINTMENT OF GRANT THORNTON, L.L.P. AS THE COMPANY'S AUDITORS

   [ ] FOR RATIFICATION                                [ ] AGAINST RATIFICATION                     [ ]  ABSTAIN FROM VOTING


3. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.





                            (Please See Reverse Side)

         This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above and for the ratification in item 2 above.

         The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

         If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.



                         Please date, sign and mail this proxy to the Company.


                         DATE                                           , 2000
                             -------------------------------------------


                         -----------------------------------------------------
                                    SIGNATURE OF SHAREHOLDER


                         -----------------------------------------------------
                                    SIGNATURE OF SHAREHOLDER



                         Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.